                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 19, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    1-12814                     34-1453189
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


        1925 ENTERPRISE PARKWAY
        TWINSBURG, OHIO                                        44087
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.  The following exhibit is furnished with this Form 8-K:

         99.1 Press release of Cole National Corporation, dated April 19, 2004.


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 19, 2004, Cole National Corporation (the "Company") issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COLE NATIONAL CORPORATION

                             By:/s/ Joseph Gaglioti
                                ------------------------------------------------
                                 Name:  Joseph Gaglioti
                                 Title: Vice President


Date:  April 19, 2004

                                  EXHIBIT INDEX
                                  -------------

           EXHIBIT
           NUMBER              DESCRIPTION
           -------             -----------
            99.1               Press release of Cole National Corporation,
                               dated April 19, 2004.